Exhibit 99.1

IBM RELEASES SECOND QUARTER RESULTS

Growth Across Key Segments Led by Hybrid Cloud Adoption; Solid Cash and Profit Generation

ARMONK, N.Y., July 18, 2022 . . . IBM (NYSE: IBM) today announced second-quarter 2022 earnings results.

“In the quarter we delivered good revenue performance with balanced growth across our geographies, driven by client demand for our hybrid cloud and AI offerings. The IBM team executed our strategy well," said Arvind Krishna, IBM chairman and chief executive officer. "With our first half results, we continue to expect full-year revenue growth at the high end of our mid-single digit model.”

Second-Quarter Highlights

●	Revenue
─	Revenue of $15.5 billion, up 9 percent, up 16 percent at constant currency (about 5 points from sales to Kyndryl)
─	Software revenue up 6 percent, up 12 percent at constant currency (about 7 points from sales to Kyndryl)
─	Consulting revenue up 10 percent, up 18 percent at constant currency
─	Infrastructure revenue up 19 percent, up 25 percent at constant currency (about 7 points from sales to Kyndryl)
─	Hybrid cloud revenue, over the last 12 months, of $21.7 billion, up 16 percent, up 19 percent at constant currency
●	Cash Flow
─	On a consolidated basis, year to date, net cash from operating activities of $4.6 billion; free cash flow of $3.3 billion

	SECOND QUARTER 2022 INCOME STATEMENT SUMMARY
					Pre-tax
			Gross	Pre-tax	Income		Net	Diluted
	Revenue		Profit	Income	Margin		Income	EPS
GAAP from Continuing Operations	$15.5B		$8.3B	$1.7B	11.1%		$1.5B	$1.61
Year/Year	9	%*	6%	89%	4.7	Pts	81%	79%
Operating (Non-GAAP)			$8.5B	$2.5B	16.2%		$2.1B	$2.31
Year/Year			5%	48%	4.2	Pts	45%	43%

*16% at constant currency

“We are a faster-growing, focused, disciplined company with sound business fundamentals," said James Kavanaugh, IBM senior vice president and chief financial officer. "Our recurring revenue stream and solid cash generation position us well to continue to invest in R&D, acquire new companies, and strengthen our talent in every part of the business, while also returning value to shareholders through our dividend.”

Segment Results for Second Quarter

●	Software (includes Hybrid Platform & Solutions, Transaction Processing)— revenues of $6.2 billion, up 6.4 percent, up 11.6 percent at constant currency (about 7 points from sales to Kyndryl):

- Hybrid Platform & Solutions up 4 percent, up 9 percent at constant currency (about 1.5 points from sales to Kyndryl):

-- Red Hat up 12 percent, up 17 percent at constant currency

-- Automation up 4 percent, up 8 percent at constant currency

-- Data & AI flat, up 4 percent at constant currency

-- Security flat, up 5 percent at constant currency

- Transaction Processing up 12 percent, up 19 percent at constant currency (about 22 points from sales to Kyndryl)

- Software segment hybrid cloud revenue up 14 percent, up 18 percent at constant currency

●	Consulting (includes Business Transformation, Technology Consulting and Application Operations)— revenues of $4.8 billion, up 9.8 percent, up 17.8 percent at constant currency:

- Business Transformation up 9 percent, up 16 percent at constant currency

- Technology Consulting up 14 percent, up 23 percent at constant currency

- Application Operations up 9 percent, up 17 percent at constant currency

- Consulting segment hybrid cloud revenue up 20 percent, up 29 percent at constant currency

●	Infrastructure (includes Hybrid Infrastructure, Infrastructure Support)— revenues of $4.2 billion, up 19.0 percent, up 25.4 percent at constant currency (about 7 points from sales to Kyndryl):

- Hybrid Infrastructure up 34 percent, up 41 percent at constant currency (about 7 points from sales to Kyndryl)

-- IBM z Systems up 69 percent, up 77 percent at constant currency

-- Distributed Infrastructure up 11 percent, up 17 percent at constant currency

- Infrastructure Support down 2 percent, up 5 percent at constant currency (about 8 points from sales to Kyndryl)

- Infrastructure segment hybrid cloud revenue up 24 percent, up 30 percent at constant currency

●	Financing (includes client and commercial financing)— revenues of $0.1 billion, down 29.9 percent, down 26.6 percent at constant currency

Cash Flow and Balance Sheet

On a consolidated basis, in the second quarter, the company generated net cash from operating activities of $1.3 billion or $2.6 billion excluding IBM Financing receivables. IBM’s free cash flow was $2.1 billion. The company returned $1.5 billion to shareholders in dividends in the second quarter.

On a consolidated basis, for the first six months of the year, the company generated net cash from operating activities of $4.6 billion or $4.2 billion excluding IBM Financing receivables. IBM’s free cash flow was $3.3 billion, which includes cash impacts from the company’s structural actions initiated at the end of 2020.

IBM ended the second quarter with $7.8 billion of cash on hand (which includes marketable securities), up $0.2 billion from year-end 2021. Debt, including IBM Financing debt of $12.3 billion, totaled $50.3 billion, down $1.4 billion since the end of 2021.

Full-Year 2022 Expectations

●	Revenue growth: The company continues to expect constant currency revenue growth at the high end of its mid-single digit model. The company also expects an additional 3.5 point contribution from incremental sales to Kyndryl. At mid-July 2022 foreign exchange rates, currency is expected to be about a six-point headwind.
●	Free Cash Flow: The company now expects about $10 billion in consolidated free cash flow.

Forward-Looking and Cautionary Statements

Except for the historical information and discussions contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including, but not limited to, the following: a downturn in economic environment and client spending budgets; a failure of the company’s innovation initiatives; damage to the company’s reputation; risks from investing in growth opportunities; failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; the company’s ability to successfully manage acquisitions, alliances and dispositions, including integration challenges, failure to achieve objectives, the assumption of liabilities, and higher debt levels; fluctuations in financial results; impact of local legal, economic, political, health and other conditions; the company’s failure to meet growth and productivity objectives; ineffective internal controls; the company’s use of accounting estimates; impairment of the company’s goodwill or amortizable intangible assets; the company’s ability to attract and retain key employees and its reliance on critical skills; impacts of relationships with critical suppliers; product quality issues; impacts of business with government clients; reliance on third party distribution channels and ecosystems; cybersecurity and data privacy considerations; adverse effects related to climate change and environmental matters, tax matters; legal proceedings and investigatory risks; the company’s pension plans; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; potential failure of the separation of Kyndryl Holdings, Inc. to qualify for tax-free treatment; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s Form 10-Qs, Form 10-K and in the company’s other filings with the U.S. Securities and Exchange Commission or in materials incorporated therein by reference. Any forward-looking statement in this release speaks only as of the date on which it is made. Except as required by law, the company assumes no obligation to update or revise any forward-looking statements.

Presentation of Information in this Press Release

On November 3, 2021, IBM completed the separation of Kyndryl. Unless otherwise specified, results are presented on a continuing operations basis. All references to revenue impacts from sales to Kyndryl are incremental sales post-separation.

In an effort to provide investors with additional information regarding the company’s results as determined by generally accepted accounting principles (GAAP), the company has also disclosed in this press release the following non-GAAP information, which management believes provides useful information to investors:

IBM results —

●	adjusting for currency (i.e., at constant currency);
●	presenting operating (non-GAAP) earnings per share amounts and related income statement items;
●	consolidated free cash flow;
●	consolidated cash from operating activities excluding IBM Financing receivables;

The rationale for management’s use of these non-GAAP measures is included in Exhibit 99.2 in the Form 8-K that includes this press release and is being submitted today to the SEC.

Conference Call and Webcast

IBM’s regular quarterly earnings conference call is scheduled to begin at 5:00 p.m. EDT, today. The Webcast may be accessed via a link at https://www.ibm.com/investor/events/earnings-2q22. Presentation charts will be available shortly before the Webcast.

Financial Results Below (certain amounts may not add due to use of rounded numbers; percentages presented are calculated from the underlying whole-dollar amounts).

Contact:	IBM
Sarah Meron, 347-891-1770
sarah.meron@ibm.com

Tim Davidson, 914-844-7847
tfdavids@us.ibm.com

INTERNATIONAL BUSINESS MACHINES CORPORATION

COMPARATIVE FINANCIAL RESULTS

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021*	2022	2021*
REVENUE
Software	$6,166	$5,795	$11,938	$10,933
Consulting	4,809	4,378	9,637	8,641
Infrastructure	4,235	3,560	7,453	6,853
Financing	146	209	300	417
Other	180	277	404	561
TOTAL REVENUE	15,535	14,218	29,732	27,405

GROSS PROFIT	8,290	7,852	15,625	14,879

GROSS PROFIT MARGIN
Software	79.2%	79.7%	79.0%	78.8%
Consulting	24.2%	27.6%	24.3%	27.7%
Infrastructure	53.8%	57.1%	52.4%	56.7%
Financing	35.3%	29.9%	36.5%	32.7%

TOTAL GROSS PROFIT MARGIN	53.4%	55.2%	52.6%	54.3%

EXPENSE AND OTHER INCOME
S,G&A	4,855	4,849	9,452	9,536
R,D&E	1,673	1,641	3,352	3,257
Intellectual property and custom development income	(176)	(133)	(297)	(278)
Other (income) and expense	(81)	302	166	647
Interest expense	297	281	607	561
TOTAL EXPENSE AND OTHER INCOME	6,568	6,940	13,280	13,724

INCOME/(LOSS) FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	1,722	912	2,345	1,155
Pre-tax margin	11.1%	6.4%	7.9%	4.2%
Provision for/(Benefit from) income taxes	257	101	218	(58)
Effective tax rate	14.9%	11.1%	9.3%	(5.0)%

INCOME FROM CONTINUING OPERATIONS	$1,465	$810	$2,127	$1,213

DISCONTINUED OPERATIONS
Income/(Loss) from discontinued operations, net of taxes	(73)	515	(2)	1,067

NET INCOME	$1,392	$1,325	$2,125	$2,280

EARNINGS/(LOSS) PER SHARE OF COMMON STOCK
Assuming Dilution
Continuing Operations	$1.61	$0.90	$2.34	$1.34
Discontinued Operations	$(0.08)	$0.57	$0.00	$1.18
TOTAL	$1.53	$1.47	$2.34	$2.52

Basic
Continuing Operations	$1.62	$0.91	$2.36	$1.36
Discontinued Operations	$(0.08)	$0.57	$0.00	$1.19
TOTAL	$1.54	$1.48	$2.36	$2.55

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (M’s)
Assuming Dilution	910.7	904.2	910.0	903.0
Basic	901.5	895.0	900.4	894.3

* Recast to conform with 2022 presentation.

INTERNATIONAL BUSINESS MACHINES CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

	At	At
	June 30,	December 31,
(Dollars in Millions)	2022	2021
ASSETS:
Current Assets:
Cash and cash equivalents	$7,034	$6,650
Restricted cash	220	307
Marketable securities	524	600
Notes and accounts receivable - trade, net	5,867	6,754
Short-term financing receivables, net	7,233	8,014
Other accounts receivable, net	909	1,002
Inventories	1,684	1,649
Deferred costs	1,010	1,097
Prepaid expenses and other current assets	3,414	3,466
Total Current Assets	27,896	29,539

Property, plant and equipment, net	5,275	5,694
Operating right-of-use assets, net	2,848	3,222
Long-term financing receivables, net	5,316	5,425
Prepaid pension assets	9,930	9,850
Deferred costs	865	924
Deferred taxes	7,073	7,370
Goodwill	55,039	55,643
Intangibles, net	11,571	12,511
Investments and sundry assets	1,689	1,823
Total Assets	$127,503	$132,001

LIABILITIES:
Current Liabilities:
Taxes	$1,742	$2,289
Short-term debt	5,981	6,787
Accounts payable	3,707	3,955
Deferred income	12,522	12,518
Operating lease liabilities	884	974
Other liabilities	7,008	7,097
Total Current Liabilities	31,844	33,619

Long-term debt	44,328	44,917
Retirement related obligations	13,118	14,435
Deferred income	3,069	3,577
Operating lease liabilities	2,182	2,462
Other liabilities	13,486	13,996
Total Liabilities	108,026	113,005

EQUITY:
IBM Stockholders’ Equity:
Common stock	57,802	57,319
Retained earnings	153,298	154,209
Treasury stock — at cost	(169,522)	(169,392)
Accumulated other comprehensive income/(loss)	(22,169)	(23,234)
Total IBM Stockholders’ Equity	19,409	18,901

Noncontrolling interests	67	95
Total Equity	19,476	18,996

Total Liabilities and Equity	$127,503	$132,001

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW ANALYSIS

(Unaudited)

					Trailing Twelve
	Three Months Ended		Six Months Ended		Months Ended
	June 30,		June 30,		June 30,
(Dollars in Millions)	2022	2021	2022	2021	2022
Consolidated Net Cash from Operations per GAAP	$1,321	$2,625	$4,569	$7,539	$9,826

Less: change in IBM Financing receivables	(1,264)	900	367	3,763	511
Capital Expenditures, net	(494)	(688)	(871)	(1,217)	(2,035)

Consolidated Free Cash Flow	2,091	1,037	3,331	2,559	7,279

Acquisitions	(260)	(1,747)	(958)	(2,866)	(1,385)
Divestitures	1,207	(10)	1,268	(25)	1,408
Dividends	(1,488)	(1,467)	(2,963)	(2,924)	(5,907)
Non-Financing Debt	(2,934)	(586)	1,740	(2,331)	2,880
Other (includes IBM Financing net receivables and debt)	(1,607)	(335)	(2,197)	(522)	(4,661)

Change in Cash, Cash Equivalents, Restricted Cash and Short-term Marketable Securities*	$(2,991)	$(3,108)	$221	$(6,110)	$(387)

* Cash flows are presented on a consolidated basis.

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in Millions)	2022	2021	2022	2021
Net Income from Operations	$1,392	$1,325	$2,125	$2,280
Depreciation/Amortization of Intangibles	1,245	1,680	2,501	3,352
Stock-based Compensation	254	243	488	457
Working Capital / Other	(307)	(1,524)	(912)	(2,313)
IBM Financing A/R	(1,264)	900	367	3,763
Net Cash Provided by Operating Activities	$1,321	$2,625	$4,569	$7,539
Capital Expenditures, net of payments & proceeds	(494)	(688)	(871)	(1,217)
Divestitures, net of cash transferred	1,207	(10)	1,268	(25)
Acquisitions, net of cash acquired	(260)	(1,747)	(958)	(2,866)
Marketable Securities / Other Investments, net	(281)	(227)	(625)	(562)
Net Cash Provided by/(Used in) Investing Activities	$172	$(2,671)	$(1,186)	$(4,671)
Debt, net of payments & proceeds	(2,514)	(1,500)	434	(5,799)
Dividends	(1,488)	(1,467)	(2,963)	(2,924)
Financing - Other	(195)	(163)	(290)	(190)
Net Cash Provided by/(Used in) Financing Activities	$(4,197)	$(3,131)	$(2,819)	$(8,914)
Effect of Exchange Rate changes on Cash	(262)	69	(267)	(65)
Net Change in Cash, Cash Equivalents and Restricted Cash*	$(2,965)	$(3,108)	$297	$(6,110)

* Cash flows are presented on a consolidated basis.

INTERNATIONAL BUSINESS MACHINES CORPORATION

SEGMENT DATA

(Unaudited)

	Three Months Ended June 30, 2022

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$6,166	$4,809	$4,235	$146
Pre-tax Income/(Loss) from Continuing Operations	$1,375	$343	$757	$102
Pre-tax Margin	22.3%	7.1%	17.9%	69.7%
Change YTY Revenue	6.4%	9.8%	19.0%	(29.9)%
Change YTY Revenue - constant currency	11.6%	17.8%	25.4%	(26.6)%

	Three Months Ended June 30, 2021*

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$5,795	$4,378	$3,560	$209
Pre-tax Income/(Loss) from Continuing Operations	$1,059	$270	$489	$131
Pre-tax Margin	18.3%	6.2%	13.7%	63.0%

* Recast to conform with 2022 presentation.

	Six Months Ended June 30, 2022

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$11,938	$9,637	$7,453	$300
Pre-tax Income/(Loss) from Continuing Operations	$2,509	$691	$956	$186
Pre-tax Margin	21.0%	7.2%	12.8%	62.0%
Change YTY Revenue	9.2%	11.5%	8.8%	(28.0)%
Change YTY Revenue - constant currency	13.4%	17.6%	13.4%	(25.5)%

	Six Months Ended June 30, 2021*

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$10,933	$8,641	$6,853	$417
Pre-tax Income/(Loss) from Continuing Operations	$1,717	$547	$780	$229
Pre-tax Margin	15.7%	6.3%	11.4%	55.0%

* Recast to conform with 2022 presentation.

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended June 30, 2022
	Continuing Operations
		Acquisition-		Retirement-		Tax		Kyndryl-
		Related		Related		Reform		Related		Operating
	GAAP	Adjustments (1)		Adjustments (2)		Impacts		Impacts (3)		(Non-GAAP)
Gross Profit	$8,290	$180		$—		$—		$—		$8,470
Gross Profit Margin	53.4%	1.2	pts.	—	pts.	—	pts.	—	pts.	54.5%
S,G&A	$4,855	$(279)		$—		$—		$(0)		$4,576
Other (Income) & Expense	(81)	(1)		(192)		—		(145)		(418)
Total Expense & Other (Income)	6,568	(280)		(192)		—		(145)		5,952
Pre-tax Income from Continuing Operations	1,722	460		192		—		145		2,518
Pre-tax Income Margin from Continuing Operations	11.1%	3.0	pts.	1.2	pts.	—	pts.	0.9	pts.	16.2%
Provision for/(Benefit from) Income Taxes (4)	$257	$115		$46		$(4)		$—		$413
Effective Tax Rate	14.9%	1.8	pts.	0.7	pts.	(0.2)	pts.	(0.9)	pts.	16.4%
Income from Continuing Operations	$1,465	$345		$146		$4		$145		$2,105
Income Margin from Continuing Operations	9.4%	2.2	pts.	0.9	pts.	0.0	pts.	0.9	pts.	13.5%
Diluted Earnings/(Loss) Per Share: Continuing Operations	$1.61	$0.38		$0.16		$0.00		$0.16		$2.31

	Three Months Ended June 30, 2021
	Continuing Operations
		Acquisition-		Retirement-		Tax		Kyndryl-
		Related		Related		Reform		Related		Operating
	GAAP	Adjustments (1)		Adjustments (2)		Impacts		Impacts (3)		(Non-GAAP)
Gross Profit	$7,852	$179		$—		$—		$—		$8,031
Gross Profit Margin	55.2%	1.3	pts.	—	pts.	—	pts.	—	pts.	56.5%
S,G&A	$4,849	$(294)		$—		$—		$—		$4,555
Other (Income) & Expense	302	(1)		(317)		—		—		(16)
Total Expense & Other (Income)	6,940	(294)		(317)		—		—		6,329
Pre-tax Income/(Loss) from Continuing Operations	912	474		317		—		—		1,702
Pre-tax Income Margin from Continuing Operations	6.4%	3.3	pts.	2.2	pts.	—	pts.	—	pts.	12.0%
Provision for/(Benefit from) Income Taxes (4)	$101	$105		$53		$(14)		$—		$246
Effective Tax Rate	11.1%	3.1	pts.	1.0	pts.	(0.8)	pts.	—	pts.	14.5%
Income from Continuing Operations	$810	$368		$264		$14		$—		$1,456
Income Margin from Continuing Operations	5.7%	2.6	pts.	1.9	pts.	0.1	pts.	—	pts.	10.2%
Diluted Earnings/(Loss) Per Share: Continuing Operations	$0.90	$0.41		$0.29		$0.01		$—		$1.61

(1)  Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.

(2)  Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs.

(3) Primarily relates to the fair value changes in the retained Kyndryl common stock and the related cash-settled swap.

(4)  Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

	Six Months Ended June 30, 2022
	Continuing Operations
		Acquisition-		Retirement-		Tax		Kyndryl-
		Related		Related		Reform		Related		Operating
	GAAP	Adjustments (1)		Adjustments (2)		Impacts		Impacts (3)		(Non-GAAP)
Gross Profit	$15,625	$361		$—		$—		$—		$15,986
Gross Profit Margin	52.6%	1.2	pts.	—	pts.	—	pts.	—	pts.	53.8%
S,G&A	$9,452	$(565)		$—		$—		$(0)		$8,887
Other (Income) & Expense	166	(1)		(394)		—		(367)		(596)
Total Expense & Other (Income)	13,280	(566)		(394)		—		(367)		11,953
Pre-tax Income from Continuing Operations	2,345	928		394		—		367		4,033
Pre-tax Income Margin from Continuing Operations	7.9%	3.1	pts.	1.3	pts.	—	pts.	1.2	pts.	13.6%
Provision for/(Benefit from) Income Taxes (4)	$218	$224		$104		$112		$—		$657
Effective Tax Rate	9.3%	3.4	pts.	1.7	pts.	2.8	pts.	(0.8)	pts.	16.3%
Income from Continuing Operations	$2,127	$704		$290		$(112)		$367		$3,376
Income Margin from Continuing Operations	7.2%	2.4	pts.	1.0	pts.	(0.4)	pts.	1.2	pts.	11.4%
Diluted Earnings/(Loss) Per Share: Continuing Operations	$2.34	$0.77		$0.32		$(0.12)		$0.40		$3.71

	Six Months Ended June 30, 2021
	Continuing Operations
		Acquisition-		Retirement-		Tax		Kyndryl-
		Related		Related		Reform		Related		Operating
	GAAP	Adjustments (1)		Adjustments (2)		Impacts		Impacts (3)		(Non-GAAP)
Gross Profit	$14,879	$353		$—		$—		$—		$15,232
Gross Profit Margin	54.3%	1.3	pts.	—	pts.	—	pts.	—	pts.	55.6%
S,G&A	$9,536	$(582)		$—		$—		$—		$8,954
Other (Income) & Expense	647	(1)		(649)		—		—		(3)
Total Expense & Other (Income)	13,724	(583)		(649)		—		—		12,491
Pre-tax Income from Continuing Operations	1,155	936		649		—		—		2,741
Pre-tax Income Margin from Continuing Operations	4.2%	3.4	pts.	2.4	pts.	—	pts.	—	pts.	10.0%
Provision for/(Benefit from) Income Taxes (4)	$(58)	$238		$86		$6		$—		$272
Effective Tax Rate	(5.0)%	10.4	pts.	4.3	pts.	0.2	pts.	—	pts.	9.9%
Income from Continuing Operations	$1,213	$699		$563		$(6)		$—		$2,469
Income Margin from Continuing Operations	4.4%	2.5	pts.	2.1	pts.	(0.0)	pts.	—	pts.	9.0%
Diluted Earnings/(Loss) Per Share: Continuing Operations	$1.34	$0.77		$0.62		$(0.01)		$—		$2.73

(1)  Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.

(2)  Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs.

(3) Primarily relates to the fair value changes in the retained Kyndryl common stock and the related cash-settled swap.

(4)  Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.